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                                                                  EXECUTION COPY



                         KANEB PIPE LINE PARTNERS, L.P.

                                 2,000,000 UNITS

                     REPRESENTING LIMITED PARTNER INTERESTS

                             UNDERWRITING AGREEMENT

                                                                November 4, 2002

SALOMON SMITH BARNEY INC.
as Representative of the several Underwriters listed on Schedule I

c/o SALOMON SMITH BARNEY INC.
388 Greenwich Street, 34th Floor
New York, New York 10013

Dear Sirs:

         Kaneb Pipe Line Partners, L.P., a Delaware limited partnership (the "Partnership"), proposes to sell an aggregate of 2,000,000 units (the "Firm Units") representing limited partner interests in the Partnership, to the several Underwriters named in Schedule I hereto (the "Underwriters"). The Partnership also proposes to sell to the Underwriters, upon the terms and conditions set forth in Section 2 hereof, up to an additional 300,000 units (the "Additional Units"). The Firm Units and the Additional Units are hereinafter collectively referred to as the "Offered Units," and the Offered Units and each unit representing a limited partner interest in the Partnership outstanding on the date hereof are collectively referred to as the "Units." The term "Representative" as used herein means Salomon Smith Barney Inc. and the term "Underwriters" means either the singular or the plural as the context requires.

         The Partnership, the General Partner, Kaneb Pipe Line Operating Partnership, L.P., a Delaware limited partnership (the "Operating Partnership"), Support Terminals Operating Partnership, L.P., a Delaware limited partnership ("STOP"), Support Terminal Services, Inc., a Delaware corporation ("STS"), StanTrans, Inc., a Delaware corporation ("STI"), StanTrans Holding, Inc., a Delaware corporation ("STH"), StanTrans Partners, L.P., a Delaware limited partnership ("STP"), ST/Center Chillicothe Terminal, LLC, a Delaware limited liability company ("STC"), ST Linden Terminal, LLC, a Delaware limited liability company ("STL"), ST Services Ltd., a United Kingdom corporation ("STK"), ST Eastham Ltd., a United Kingdom corporation ("STE"), Shore Terminals LLC, a Delaware limited liability company ("Shore"), Kaneb Pipe Line Holding Company LLC, a Delaware limited liability company ("KPH"), Statia Terminals International N.V., a Netherlands Antilles limited liability company ("Statia International"), Statia Technology, Inc., a Delaware corporation ("Statia Technology"), and Statia Marine, Inc., a Cayman Islands company ("Statia Marine" and, together with Statia International and Statia Technology, collectively the "Statia Companies"), (the Operating



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Partnership, STOP, STS, STI, STH, STP, STL, STC, STK, STE, Shore, KPH and the
Statia Companies are collectively referred to herein as the "Operating Entities," and individually referred to herein as an "Operating Entity"), are sometimes collectively referred to herein as the "Companies."

         Each of the Partnership and Kaneb Pipe Line Company LLC, a Delaware limited liability company and the general partner of the Partnership (the "General Partner"), confirms as follows its agreement with you, as the Representative of the Underwriters, and each of the other Underwriters, on whose behalf you are acting, in connection with the purchases of the Offered Units by the Underwriters.

         1. REGISTRATION STATEMENT AND PROSPECTUS. The Partnership has prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Act"), a registration statement on Form S-3 (Registration No. 333-98621) under the Act (the "registration statement"), including a prospectus subject to completion relating to the Offered Units. Such registration statement has been declared effective by the Commission. The term "Registration Statement" as used in this Agreement means the registration statement (including all financial schedules and exhibits), as amended at the time it becomes effective, or, if the registration statement became effective prior to the execution of this Agreement, as supplemented or amended prior to the execution of this Agreement. If it is contemplated, at the time this Agreement is executed, that a post-effective amendment to the registration statement will be filed with the Commission and must be declared effective before the offering of the Offered Units may commence, the term "Registration Statement" as used in this Agreement means the registration statement as amended by said post-effective amendment. If it is contemplated, at the time this Agreement is executed, that a registration statement will be filed pursuant to Rule 462(b) under the Act before the offering of the Offered Units may commence, the term "Registration Statement" as used in this Agreement includes such registration statement. "Basic Prospectus" means the prospectus in the form included in the Registration Statement at the time that the Registration Statement was declared effective or in the form in which it has been most recently filed with the Commission on or prior to the date of this Agreement. "Final Prospectus" means the prospectus supplement relating to the Offered Units and the offering thereof that is first filed pursuant to Rule 424(b) under the Act after the date and time this Agreement is executed and delivered by the parties hereto, together with the Basic Prospectus.

         All references in this Agreement to financial statements and schedules and other information that is "contained," "included" or "stated" in the registration statement, the Registration Statement, the Basic Prospectus, or the Final Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information that is filed as a part of or incorporated by reference in the registration statement, Registration Statement, the Basic Prospectus, or the Final Prospectus, as the case may be. Any reference in this Agreement to the registration statement, the Registration Statement, the Basic Prospectus, or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of the registration statement, the Registration Statement, the Basic Prospectus, or the Final Prospectus, as the case may be, and any reference to any amendment or supplement to the

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registration statement, the Registration Statement, the Basic Prospectus, or the
Final Prospectus shall be deemed to refer to and include any documents filed after such date under the Securities Exchange Act of 1934, as amended (the "Exchange Act") which, upon filing, are incorporated by reference therein, as required by paragraph (b) of Item 12 of Form S-3. As used herein, the term "Incorporated Documents" means the documents which at the time are incorporated by reference in the registration statement, the Registration Statement, the Basic Prospectus, the Final Prospectus, or any amendment or supplement thereto.

         2. AGREEMENTS TO SELL AND PURCHASE. The Partnership hereby agrees, subject to all the terms and conditions set forth herein, to sell to each Underwriter and, upon the basis of the representations, warranties and agreements of the Partnership and the General Partner herein contained and subject to all the terms and conditions set forth herein, each Underwriter, severally and not jointly, agrees to purchase from the Partnership, at a purchase price of $31.942 per Unit (the "Purchase Price Per Unit"), the number of Firm Units set forth opposite the name of such Underwriter in Schedule I hereto (or such number of Firm Units increased as set forth in Section 10 hereof).

         Over-Allotment. The Partnership also agrees, subject to all the terms and conditions set forth herein, to sell to the Underwriters, and, upon the basis of the representations, warranties and agreements of the Partnership and the General Partner herein contained and subject to all the terms and conditions set forth herein, the Underwriters shall have the right to purchase from the Partnership, at the per unit purchase price described below, pursuant to an option (the "over-allotment option") which may be exercised at any time and from time to time prior to 9:00 P.M., New York City time, on the 30th day after the date of the Final Prospectus (or, if such 30th day shall be a Saturday or Sunday or a holiday, on the next business day thereafter when the New York Stock Exchange is open for trading), up to an aggregate of 300,000 Additional Units. If the Option Closing Date (as defined below) occurs prior to or on the record date for the Partnership's quarterly cash distribution with respect to the quarter ended December 31, 2002 (the "Record Date"), then the per Unit purchase price for each Additional Unit purchased pursuant to the over-allotment option shall equal the Purchase Price Per Unit. If the Option Closing Date occurs after the Record Date, then the per Unit purchase price for each Additional Unit purchased pursuant to the over-allotment option shall be an amount equal to (x) the Purchase Price Per Unit less (y) the per Unit amount of the Partnership's quarterly cash distribution with respect to the quarter ended December 31, 2002. Additional Units may be purchased only for the purpose of covering over-allotments made in connection with the offering of the Firm Units. Upon any exercise of the over-allotment option, each Underwriter, severally and not jointly, agrees to purchase from the Partnership the number of Additional Units (subject to such adjustments as you may determine in order to avoid fractional units) which bears the same proportion to the number of Additional Units to be purchased by the Underwriters as the number of Firm Units set forth opposite the name of such Underwriter in Schedule I hereto (or such number of Firm Units increased as set forth in Section 10 hereof) bears to the aggregate number of Firm Units.

         3. TERMS OF PUBLIC OFFERING. It is understood that the several Underwriters propose to offer the Offered Units for sale to the public as set forth in the Final Prospectus.

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         4. DELIVERY OF THE OFFERED UNITS AND PAYMENT THEREFOR. The Offered
Units to be purchased hereunder will be represented by one or more definitive global certificates in book-entry form that will be deposited by or on behalf of the Partnership with The Depository Trust Company ("DTC") or its designated custodian.

         Delivery to the Underwriters of the Firm Units, against payment of the purchase price therefor in immediately available funds, shall be made by causing DTC to credit the Firm Units to the account or accounts designated by Salomon Smith Barney Inc. on behalf of the Underwriters at DTC. The time and date of such delivery shall be no later than 11:00 A.M., New York City time, on November 7, 2002 (the "Closing Date"). The other documents to be delivered at the Closing Date by or on behalf of the parties hereto shall be delivered at such time and date at the offices of Andrews & Kurth L.L.P., 600 Travis, Suite 4200, Houston, Texas 77002. The place of closing for the Firm Units and the Closing Date may be varied by agreement between you and the Partnership.

         Delivery to the Underwriters of any Additional Units to be purchased by the Underwriters, against payment of the purchase price therefor in immediately available funds, shall be made by causing DTC to credit the Additional Units to the account or accounts designated by Salomon Smith Barney Inc. on behalf of the Underwriters at DTC at such time on such date (the "Option Closing Date"), which may be the same as the Closing Date but shall in no event be earlier than the Closing Date nor earlier than two nor later than ten business days after the giving of the notice hereinafter referred to, as shall be specified in a written notice from you on behalf of the Underwriters to the Partnership of the Underwriters' determination to purchase a number, specified in such notice, of Additional Units. The other documents to be delivered at the Option Closing Date by or on behalf of the parties hereto shall be delivered at such time and date at the offices of Andrews & Kurth L.L.P., 600 Travis, Suite 4200, Houston, Texas 77002. The place of closing for any Additional Units and the Option Closing Date for such Additional Units may be varied by agreement between you and the Partnership.

         The global certificates for the Offered Units to be purchased hereunder shall be made available to you at the offices of DTC or its custodian for inspection not later than 9:30 A.M., New York City time, on the business day preceding the Closing Date or any Option Closing Date, as the case may be.

         5. AGREEMENTS OF THE PARTNERSHIP AND THE GENERAL PARTNER. Each of the Partnership and the General Partner agrees with the several Underwriters as follows:

            (a) If, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or a post-effective amendment thereto to be declared effective before the offering of the Offered Units may commence, the Partnership will endeavor to cause the Registration Statement or such post-effective amendment to become effective as soon as possible and will advise you promptly and, if requested by you, will confirm such advice in writing, when the Registration Statement or such post-effective amendment has become effective.

            (b) Prior to the end of the period of time referred to in the second sentence of paragraph (e) below, the Partnership will advise you promptly and, if requested by you, will

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confirm such advice in writing: (i) of any request by the Commission for amendment of or a supplement to the Registration Statement, the Basic Prospectus, or the Final Prospectus or for additional information; (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the suspension of qualification of the Offered Units for offering or sale in any jurisdiction or the initiation of any proceeding for such purpose; and (iii) of any change in any of the Companies' financial condition, business, properties, net worth or results of operations, or of the happening of any event, which makes any statement of a material fact made in the Registration Statement, the Basic Prospectus or the Final Prospectus (as then amended or supplemented) untrue or which requires the making of any additions to or changes in the Registration Statement, the Basic Prospectus or the Final Prospectus (as then amended or supplemented) in order to state a material fact required by the Act to be stated therein or necessary in order to make the statements therein not misleading, or of the necessity to amend or supplement, the Basic Prospectus or the Final Prospectus (as then amended or supplemented) to comply with the Act, the Exchange Act or any other applicable securities laws. If at any time prior to the end of the period of time referred to in the second sentence of paragraph (e) below, the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, the Partnership will make every reasonable effort to obtain the withdrawal of such order at the earliest possible time.

            (c) The Partnership will furnish to you, without charge (i) six copies of the manually signed copy of the Registration Statement corresponding to the EDGAR version as filed with the Commission and of each amendment thereto, including financial statements and all exhibits to the registration statement,
(ii) such number of conformed copies of the Registration Statement as originally filed and of each amendment thereto, but without exhibits, as you may reasonably request, (iii) such number of copies of the Incorporated Documents, without exhibits, as you may reasonably request, and (iv) such number of copies of the exhibits to the Incorporated Documents as you may reasonably request.

            (d) Prior to the end of the period of time referred to in the second sentence of paragraph (e) below, the Partnership will not file any amendment to the Registration Statement or make any amendment or supplement to the Final Prospectus or any Rule 462(b) registration statement or file any document which, upon filing becomes an Incorporated Document, of which you shall not previously have been advised or to which, after you shall have received a copy of the document proposed to be filed, you shall reasonably object.

            (e) The Partnership shall cause the Final Prospectus to be filed pursuant to, and in compliance with, Rule 424(b) under the Act. As soon after the execution and delivery of this Agreement as possible and thereafter from time to time for such period as in the opinion of counsel for the Underwriters a prospectus is required by the Act to be delivered in connection with sales by any Underwriter or dealer, the Partnership will expeditiously deliver to each Underwriter and each dealer, without charge, as many copies of the Final Prospectus (and of any amendment or supplement thereto) as you may reasonably request. The Partnership consents to the use of the Final Prospectus (and of any amendment or supplement thereto) in accordance with the provisions of the Act and with the securities or Blue Sky laws of the jurisdictions in which the Offered Units are offered by the several Underwriters and by all dealers to whom Offered Units may be sold, both in connection with the offering and sale of the Offered Units and for such period of time thereafter as the Final Prospectus is required by the Act to be

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delivered in connection with sales by any Underwriter or dealer. If during such period of time any event shall occur that in the judgment of the Partnership or in the opinion of counsel for the Underwriters is required to be set forth in the Final Prospectus (as then amended or supplemented) or should be set forth therein in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to supplement or amend the Final Prospectus (or to file under the Exchange Act any document which, upon filing, becomes an Incorporated Document) in order to comply with the Act or any other law, the Partnership will forthwith prepare and, subject to the provisions of paragraph (d) above, file with the Commission an appropriate supplement or amendment thereto (or to such document), and will expeditiously furnish to the Underwriters and dealers a reasonable number of copies thereof. In the event that the Partnership and you, as Representative of the several Underwriters, agree that the Final Prospectus should be amended or supplemented, the Partnership, if requested by you, will promptly issue a press release announcing or disclosing the matters to be covered by the proposed amendment or supplement.

            (f) The Partnership will cooperate with you and with counsel for the Underwriters in connection with the registration or qualification of the Offered Units for offering and sale by the several Underwriters and by dealers under the securities or Blue Sky laws of such jurisdictions as you may designate and will file such consents to service of process or other documents necessary or appropriate in order to effect such registration or qualification; provided that in no event shall the Partnership be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to service of process in suits, other than those arising out of the offering or sale of the Offered Units, in any jurisdiction where it is not now so subject.

            (g) The Partnership will make generally available to its security holders a consolidated earnings statement, which need not be audited, covering a twelve-month period commencing after the effective date of the Registration Statement and ending not later than 15 months thereafter, as soon as practicable after the end of such period, which consolidated earnings statement shall satisfy the provisions of Section 11(a) of the Act.

            (h) During the period of five years hereafter, the Partnership will furnish to you (i) as soon as available, a copy of each report of the Partnership mailed to unitholders or filed with the Commission, and (ii) from time to time such other information concerning the Partnership as you may request.

            (i) If this Agreement shall terminate or shall be terminated after execution pursuant to any provisions hereof (otherwise than pursuant to the second sentence of Section 10 hereof or by notice given by you terminating this Agreement pursuant to Section 10 or Section 11 hereof) or if this Agreement shall be terminated by the Underwriters because of any failure or refusal on the part of the Partnership or the General Partner to comply with the terms or fulfill any of the conditions of this Agreement, the Partnership and the General Partner, jointly and severally, agree to reimburse the Underwriters for all out-of-pocket expenses (including reasonable fees and expenses of counsel for the Underwriters) incurred by them in connection herewith.

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            (j) Except as provided in this Agreement, neither the Partnership nor the General Partner will sell, contract to sell or otherwise dispose of or hedge any Units or any securities substantially similar to, convertible into or exercisable or exchangeable for Units, or grant any options or warrants to purchase any securities substantially similar to, convertible into or exercisable or exchangeable for Units, for a period of 90 days after the date of the Final Prospectus (the "Lock-Up Period"), without the prior written consent of Salomon Smith Barney Inc. Notwithstanding the foregoing, the Partnership may issue Units to sellers of terminalling facilities or pipelines in connection with acquisitions from such sellers of such terminalling facilities or pipelines by the Partnership; provided that the Partnership has received assurance from such sellers that they will not sell or otherwise dispose of such units in contravention of this paragraph (j) during the Lock-Up Period.

            (k) The Partnership has furnished to you "lock-up" letters, in form and substance satisfactory to you, signed by each of the current officers and directors of the General Partner set forth on Schedule II hereto and by Kaneb Services LLC ("KSL") (on behalf of itself and its affiliates).

            (l) Except as stated in this Agreement and in the Final Prospectus, the Partnership and the General Partner have not taken, nor will they take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Units to facilitate the sale or resale of the Offered Units.

            (m) The Partnership and the General Partner will use their best efforts to have the Offered Units listed, subject to notice of issuance, on the New York Stock Exchange on or before the Closing Date.

            (n) The Partnership will apply the net proceeds from the sale of the Offered Units substantially in accordance with the description set forth in the Final Prospectus.

            (o) The Partnership, during the period of time referred to in the second sentence in paragraph (e) above, will file all documents required to be filed with the Commission pursuant to the Exchange Act within the time periods required by the Exchange Act.

         6. REPRESENTATIONS AND WARRANTIES OF THE PARTNERSHIP AND THE GENERAL PARTNER. Each of the Partnership and the General Partner represents and warrants to each Underwriter that:

            (a) Disclosure. The Basic Prospectus included as part of the registration statement as originally filed or as part of any amendment or supplement thereto, and the Final Prospectus filed pursuant to Rule 424(b) under the Act, complied when so filed in all material respects with the provisions of the Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and the statements made in such documents within the coverage of Rule 175(b) under the Act were made with a reasonable basis and in good faith, except that this representation and warranty does not apply to statements in or omissions from the Basic Prospectus or the Final Prospectus made in reliance upon and in conformity with information relating to any Underwriter furnished to the

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Partnership in writing by or on behalf of any Underwriter expressly for use therein. The Commission has not issued any order preventing or suspending the use of the Basic Prospectus or the Final Prospectus.

            (b) Compliance with Registration Requirements. The Partnership and the offering of the Offered Units contemplated by this Agreement meet the requirements for using Form S-3 under the Act, and the Registration Statement meets the requirements set forth in Rule 415(a)(1)(x) under the Act. The Registration Statement in the form in which it became effective and also in such form as it may be when any post-effective amendment thereto shall become effective and the Final Prospectus and any supplement or amendment thereto when filed with the Commission under Rule 424(b) under the Act, complied or will comply in all material respects with the provisions of the Act and will not at any such times contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the statements made or to be made in such documents within the coverage of Rule 175(b) under the Act were made or will be made with a reasonable basis and in good faith, except that this representation and warranty does not apply to statements in or omissions from the Registration Statement or the Final Prospectus made in reliance upon and in conformity with information relating to any Underwriter furnished to the Partnership in writing by or on behalf of any Underwriter through you expressly for use therein.

            (c) Incorporated Documents. The Incorporated Documents heretofore filed, when they were filed (or, if any amendment with respect to any such document was filed, when such amendment was filed), conformed in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder, any further Incorporated Documents so filed will, when they are filed, conform in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder; no such document when it was filed (or, if an amendment with respect to any such document was filed, when such amendment was filed), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and no such further document, when it is filed, will contain an untrue statement of a material fact or will omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading.

            (d) Capitalization of the Partnership and Authorization of Partnership Interests. The capitalization of the Partnership is as set forth in the Registration Statement and the Final Prospectus under "Capitalization." All the outstanding Units and the limited partner interests represented thereby have been duly authorized and validly issued, are fully paid and nonassessable (except as provided in the Delaware Revised Uniform Limited Partnership Act (the "Delaware Act") and are free of any preemptive or similar rights; the Offered Units and the limited partner interests represented thereby have been duly authorized and, when issued, delivered and paid for in accordance with Section 4 hereof, will be validly issued, fully paid and nonassessable except as provided in the Delaware Act and free of any preemptive or similar rights and the Underwriters will acquire the Offered Units free and clear of any lien, adverse claim, security interest, equity, or other encumbrance; and the Units and the Amended and Restated Agreement of Limited Partnership of the Partnership dated as of July 23, 1998 (the "Partnership Agreement") conform to the descriptions thereof in the Registration Statement and the Final Prospectus.

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            (e) Formation, Authority and Good Standing of the Partnership. The
Partnership has been duly formed and is validly existing as a limited partnership in good standing under the Delaware Act, with partnership power and authority to own or lease its properties and conduct its business in each case as described in the Final Prospectus and the Incorporated Documents and to enter into and perform its obligations under this Agreement, and is duly qualified or registered and is in good standing as a foreign limited partnership for the transaction of business under the laws of the State of Texas, and there are no other jurisdictions in which the failure so to qualify or register would subject it to any liability or disability which is material to the financial condition, business, properties, net worth or results of operations of the General Partner or the Partnership and the Operating Entities considered as a whole or would subject the limited partners of the Partnership to any material liability or disability.

            (f) Formation, Authority and Good Standing of the Partnership Operating Entities. Each of the Operating Partnership, STOP and STP has been duly formed and is validly existing as a limited partnership in good standing under the Delaware Act, with partnership power and authority to own or lease its properties and conduct its business as described in the Final Prospectus and is duly qualified or registered and in good standing as a foreign limited partnership for the transaction of business under the laws of each jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification or registration, other than any jurisdiction in which the failure so to qualify or register would not subject it to any liability or disability which is material to the financial condition, business, properties, net worth or results of operations of the General Partner or the Partnership and the Operating Entities considered as a whole or would subject the limited partners of the Partnership to any material liability or disability.

            (g) General Partner Interest in the Partnership. The General Partner is the sole general partner of the Partnership with a general partner interest in the Partnership of 1%; such general partner interest is duly authorized by the Partnership Agreement, and has been validly issued to the General Partner and is fully paid; the General Partner owns such general partner interest free and clear of any lien, adverse claim, security interest, equity, or other encumbrance.

            (h) General Partner Interest in the Operating Partnership. The General Partner is the sole general partner of the Operating Partnership with a general partner interest in the Operating Partnership of 1%; such general partner interest is duly authorized by the Amended and Restated Agreement of Limited Partnership of the Operating Partnership dated as of September 27, 1989 (the "Operating Partnership Agreement"), by and between the General Partner and the Partnership, and has been validly issued to the General Partner and is fully paid; and the General Partner owns such general partner interest free and clear of any lien, adverse claim, security interest, equity, or other encumbrance.

            (i) General Partner Interest in STOP. STS is the sole general partner of STOP with a general partner interest in STOP of 1%; such general partner interest is duly authorized by the Agreement of Limited Partnership of STOP dated as of February 10, 1993 (the "STOP Partnership Agreement"), by and between STS and the Operating Partnership, and has been validly issued to STS and is fully paid; and STS owns such general partner interest free and clear of any lien, adverse claim, security interest, equity, or other encumbrance.


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            (j) General Partner Interest in STP. STI is the sole general partner of STP with a general partner interest in STP of 1%; such general partner interest is duly authorized by the Agreement of Limited Partnership of STP dated as of March 11, 1996 (the "STP Partnership Agreement" and, together with the Partnership Agreement, the Operating Partnership Agreement and the STOP Partnership Agreement, the "Kaneb Partnership Agreements"), by and between STI and STH, and has been validly issued to STI and is fully paid; and STI owns such general partner interest free and clear of any lien, adverse claim, security interest, equity, or other encumbrance.

            (k) Limited Partner Interest in the Operating Partnership. The Partnership is the sole limited partner of the Operating Partnership, with a limited partner interest in the Operating Partnership of 99%; such limited partner interest is authorized by the Operating Partnership Agreement, has been validly issued and is fully paid and nonassessable (except as provided in the Delaware Act); and the Partnership owns such limited partner interest in the Operating Partnership free and clear of any lien, adverse claim, security interest, equity, or other encumbrance.

            (l) Limited Partner Interest in STOP. The Operating Partnership is the sole limited partner of STOP, with a limited partner interest in STOP of 99%; such limited partner interest is authorized by the STOP Partnership Agreement, has been validly issued and is fully paid and nonassessable (except as provided in the Delaware Act); and the Operating Partnership owns such limited partner interest in STOP free and clear of any lien, adverse claim, security interest, equity, or other encumbrance.

            (m) Limited Partner Interest in STP. STH is the sole limited partner of STP, with a limited partner interest in STP of 99%; such limited partner interest is authorized by the STP Partnership Agreement, has been validly issued and is fully paid and nonassessable (except as provided in the Delaware Act); and STH owns such limited partner interest free and clear of any lien, adverse claim, security interest, equity, or other encumbrance.

            (n) Formation, Authority and Good Standing of the General Partner and the Non-Partnership Operating Entities. The General Partner and each of the Operating Entities that is a United States or foreign corporation or limited liability company has been duly organized and is validly existing as a corporation or limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its organization, with corporate or limited liability company, as the case may be, power and authority to own or lease its properties, to conduct its business and, in the case of the General Partner, to act as general partner of the Partnership and the Operating Partnership and to enter into and perform its obligations under this Agreement and, in the case of STS, to act as general partner of STOP and, in the case of STI, to act as general partner of STP, in each case as described in the Final Prospectus, and is duly qualified or registered and in good standing as a foreign corporation or limited liability company, as the case may be, for the transaction of business under the laws of each jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification or registration, other than any jurisdiction in which the failure so to qualify or register would not subject it to any liability or disability which is material to the financial condition, business, properties, net worth or results of operations of the General Partner or the Partnership and the

Operating Entities considered as a whole or would subject the limited partners of the Partnership to any material liability or disability.

            (o) Member Interests and Capital Stock of the General Partner and the Corporate Operating Entities. All of the issued and outstanding member interests or shares of capital stock, as the case may be, of each of the General Partner, STS, STI, STH, STK and STE have been duly authorized and validly issued and are fully paid and nonassessable and are free of any preemptive or similar rights; all of the issued and outstanding member interests of the General Partner are owned by KSL, free and clear of any lien, adverse claim, security interest, equity, or other encumbrance; all of the issued and outstanding shares of capital stock of STS, STI, STH, STK and STE are owned directly or indirectly by the Operating Partnership, free and clear of any lien, adverse claim, security interest, equity, or other encumbrance, except as described in the Final Prospectus.

            (p) Member Interests of STL and STC. All of the issued and outstanding member interests of each of STL and STC have been duly authorized and validly issued and are fully paid and nonassessable and are free of any preemptive or similar rights; STOP owns a 50% managing member interest in each of STL and STC, free and clear of any lien, adverse claim, security interest, equity, or other encumbrance.

            (q) Member Interests of Shore. All of the issued and outstanding member interests of Shore have been duly authorized and validly issued and are fully paid and nonassessable and are free of any preemptive or similar rights; and all of the issued and outstanding member interests of Shore are owned by the Operating Partnership free and clear of any lien, adverse claim, security interest, equity or other encumbrance.

            (r) Capital Stock of Statia Companies. All of the issued and outstanding shares of capital stock or member interests, as the case may be, of each of the Statia Companies have been duly authorized and validly issued and are fully paid and nonassessable and are free of any preemptive or similar rights; and all of the issued and outstanding shares of capital stock or member interests, as the case may be, of each of the Statia Companies are owned by the Operating Partnership free and clear of any lien, adverse claim, security interest, equity or other encumbrance.

            (s) Kaneb Partnership Agreements. Each of the Kaneb Partnership Agreements has been duly authorized, executed and delivered by the parties thereto and is a valid and legally binding agreement of the parties thereto, enforceable against the parties thereto in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equitable principles.

            (t) Subsidiaries. All the Partnership's subsidiaries (collectively, the "Subsidiaries") are listed in an exhibit to the Partnership's Annual Report on Form 10-K for the year ended December 31, 2001, which is incorporated by reference into the Registration Statement except for STC, which was not listed, and KPH, Statia International, Statia Technology and Statia Marine, which were not Subsidiaries at the time. The Partnership has no Subsidiaries other than the Operating Entities.

            (u) Sufficiency of Disclosure. There are no legal or governmental proceedings pending or, to the knowledge of the Partnership or the General Partner, threatened against any of the Companies, or to which any of the Companies, or to which any of their respective properties is subject, that are required to be described in the Registration Statement or the Final Prospectus but are not described as required, and there are no agreements, contracts, indentures, leases or other instruments, and there are no affiliate transactions, that are required to be described in the Registration Statement or the Final Prospectus or to be filed as an exhibit to the Registration Statement or any Incorporated Document that are not described or filed as required by the Act or the Exchange Act.

            (v) Absence of Violations and Defaults; Absence of Proceedings. None of the Companies is (i) in violation of (1) its partnership agreement, certificate or articles of incorporation, bylaws, member agreement, or other organizational documents, as the case may be, or (2) any law, ordinance, administrative or governmental rule or regulation applicable to any of the Companies or of any decree of any court or governmental agency or body having jurisdiction over any of the Companies, which violation would subject any of them to any liability or disability which is material to the financial condition, business, properties, net worth or results of operations of the General Partner or the Partnership and the Operating Entities considered as a whole or would subject the Partnership or the limited partners of the Partnership to any material liability or disability, or (ii) in default in any respect in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any agreement, indenture, lease or other instrument to which any of the Companies is a party or by which any of them or any of their respective properties may be bound which default would subject any of them to any liability or disability which is material to the financial condition, business, properties, net worth or results of operations of the General Partner or the Partnership and the Operating Entities considered as a whole or would subject the Partnership or the limited partners of the Partnership to any material liability or disability. Except as disclosed in the Prospectus, there are no actions, suits, claims, investigations or proceedings pending or threatened to which any of the Companies or any of their respective officers is a party or of which any of their respective properties is subject, at law or in equity, or before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency which could result in a judgment, decree or order that would subject any of the Companies to any liability or disability which is material to the financial condition, business, properties, net worth or results of operations of the General Partner or the Partnership and the Operating Entities considered as a whole or would subject the limited partners of the Partnership to any material liability or disability or prevent consummation of the transactions contemplated hereby.

            (w) Absence of Consents, Conflicts and Violations. Neither the issuance and sale of the Units, the execution, delivery or performance of this Agreement by the Partnership or the General Partner nor the consummation by the Partnership or the General Partner of the transactions contemplated hereby (i) requires any consent, approval, authorization or other order of or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency or official (except such as may be required for the registration of the Offered Units under the Act and the Exchange Act, which have been or will be effected in accordance with this Agreement and except as may be required for compliance with the securities or Blue Sky laws of various jurisdictions), or (ii) conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, the partnership agreement, the certificate or articles of incorporation, bylaws, member agreement, or other organizational documents, as the case may be, of any of the Companies, or (iii) conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, any material agreement, indenture, lease or other material instrument to which any of the Companies is a party or by which any of them or any of their respective properties may be bound, or (iv) violates or will violate any statute, law, regulation or filing or judgment, injunction, order or decree applicable to any of the Companies or any of their respective properties, or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of any of the Companies pursuant to the terms of any agreement or instrument to which any of them is a party or by which any of them may be bound or to which any of the property or assets of any of them is subject.

            (x) Independent Accountants. The accountants, KPMG LLP and Arthur Andersen LLP, who have certified or shall certify the financial statements audited by it included or incorporated by reference in the Registration Statement and the Final Prospectus (or any amendment or supplement thereto) are independent public accountants as required by the Act. After reasonable efforts, the Partnership has not been able to obtain Arthur Andersen LLP's consent to the incorporation by reference into the Registration Statement of its audit report with respect to the Partnership's Form 8-K/A filed with the Commission on May 9, 2002.

            (y) Financial Statements. The historical financial statements, together with related schedules and notes, included or incorporated by reference in the Registration Statement and the Final Prospectus (and any amendment or supplement thereto), present fairly (i) the consolidated financial position, results of operations and cash flows of the Partnership and the Operating Entities, and (ii) the financial position of the General Partner and the Partnership, in each case on the basis stated in the Registration Statement at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles ("GAAP") consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data included or incorporated by reference in the Registration Statement and the Final Prospectus (and any amendment or supplement thereto) are accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Partnership, the Operating Entities and the General Partner, as the case may be. The pro forma financial data included in the Final Prospectus include assumptions that provide a reasonable basis for presenting the significant effects directly attributable to the acquisition of the Statia Companies and the other transactions and events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma adjustments reflect the proper application of those adjustments to the historical financial statement amounts in the pro forma data included in the Final Prospectus. The pro forma financial data included in the Final Prospectus comply as to form in all material respects with the applicable accounting requirements of Regulation S-X under the Act and the pro forma adjustments have been properly applied to the historical amounts in the compilation of this data.

            (z) Authorization of Underwriting Agreement. The execution and delivery of, and the performance by each of the Partnership and the General Partner of its obligations under this Agreement have been duly and validly authorized by each of the Partnership and the General Partner, as the case may be, and this Agreement has been duly executed and delivered by each of the Partnership and the General Partner and constitutes the valid and legally binding agreement of each of the Partnership and the General Partner, enforceable against each of the Partnership and the General Partner in accordance with its terms, except (i) as rights to indemnification and contribution hereunder may be limited by federal or state securities laws and
(ii) as to enforcement generally may be subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors rights and to general equitable principles.

            (aa) No Material Adverse Change. Except as disclosed in the Registration Statement and the Final Prospectus (or any amendment or supplement thereto), subsequent to the respective dates as of which such information is given in the Registration Statement and the Final Prospectus (or any amendment or supplement thereto), none of the Companies has incurred any liability or obligation, direct or contingent, or entered into any transaction, not in the ordinary course of business, that is material to the limited partners of the Partnership, the General Partner or the Partnership and the Operating Entities taken as a whole, and there has not been any change in the capital stock, member interests or partners' capital, or material increase in the short-term debt or long-term debt, of any of the Companies, or any material adverse change, or any development involving or which may reasonably be expected to involve, a prospective material adverse change, in the financial condition, business, properties, net worth or results of operations of the General Partner or the Partnership and the Operating Entities taken as a whole or which is material to the limited partners of the Partnership.

            (bb) Title to Property. Each of the Companies has good and marketable title to all property (real and personal) described in the Final Prospectus as being owned by it, free and clear of all liens, claims, security interests or other encumbrances except such as are described or referred to in the Registration Statement and the Final Prospectus or in a document filed as an exhibit to the Registration Statement or except as do not materially interfere with the ownership or benefits of ownership of such property, taken as a whole, provided that with respect to the "Transmission Assets" (defined as all pipelines, easements, rights of way, leases and appurtenant facilities for the transmission and distribution of refined petroleum products), the Operating Partnership has sufficient title to enable it to use the Transmission Assets in its business and that any lack of title has not had, and to their best knowledge, will not have any material adverse effect on the Operating Partnership's ability to use the Transmission Assets, and all the property described in the Final Prospectus as being held under lease by each of the Companies is held by it under valid, subsisting and enforceable leases.

            (cc) Environmental Laws. Except as disclosed in the Registration Statement and the Final Prospectus and except as would not, individually or in the aggregate, result in a liability or disability that is material to the financial condition, business, properties, net worth or results of operations of the General Partner or the Partnership and the Operating Entities considered as a whole or would subject the Partnership or the limited partners of the Partnership to any material liability or disability, (i) none of the Companies is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (ii) none of the Companies fails to possess any permit, authorization or approval required under any applicable Environmental Laws or to be in compliance with their requirements, (iii) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigations or proceedings relating to any Environmental Law against the Companies, and (iv) there are no events or circumstances that might reasonably be expected to form the basis of an order or claim for cost recovery, contribution, natural resource damages, clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Companies relating to Hazardous Materials or any Environmental Laws.

            (dd) Absence of Offering Material. None of the Companies has distributed and, prior to the later to occur of (i) the Closing Date and (ii) completion of the distribution of the Offered Units, will distribute any offering material in connection with the offering and sale of the Offered Units other than the Registration Statement, the Basic Prospectus, the Final Prospectus or other materials, if any, permitted by the Act.

            (ee) Possession of Licenses and Permits. Each of the Companies has such permits, licenses, franchises and authorizations of governmental or regulatory authorities ("Permits") as are necessary to own its respective properties and to conduct its business in the manner described in the Final Prospectus, subject to such qualifications as may be set forth in the Final Prospectus, the lack of which would subject any of them to any liability or disability which is material to the financial condition, business, properties, net worth or results of operations of the General Partner or the Partnership and the Operating Entities considered as a whole or would subject the Partnership or the limited partners of the Partnership to any material liability or disability; each of the Companies has fulfilled and performed all its material obligations with respect to such Permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such Permit, subject in each case to such qualification as may be set forth in the Final Prospectus, the revocation or termination of which would subject any of them to any liability or disability which is material to the financial condition, business, properties, net worth or results of operations of the General Partner or the Partnership and the Operating Entities considered as a whole or would subject the limited partners of the Partnership to any material liability or disability; and, except as described in the Final Prospectus, none of such Permits contains any restriction that is materially burdensome to any of the Companies.

            (ff) Internal Accounting Controls. The Companies maintain a system of internal accounting controls sufficient to provide reasonable assurances that
(i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

            (gg) Absence of NASD Conflict of Interest. No more than ten percent of the net proceeds from the sale of the Offered Units are intended to be or will be paid to members of the National Association of Securities Dealers or associated or affiliated persons of such members, or members of the immediate family of such members.

            (hh) Tax Returns and Payments. Each of the Companies has filed all tax returns required to be filed, the failure of which to file would subject any of them to any liability or disability which is material to the financial condition, business, properties, net worth or results of operations of the General Partner or the Partnership and the Operating Entities considered as a whole or would subject the limited partners of the Partnership to any material liability or disability, which returns are complete and correct, and none of the Companies is in default in the payment of any taxes which were due and payable pursuant to said returns or any interest, penalties or assessments with respect thereto, which default would subject any of them to any liability or disability which is material to the financial condition, business, properties, net worth or results of operations of the General Partner or the Partnership and the Operating Entities considered as a whole or would subject the limited partners of the Partnership to any material liability or disability. There are no tax returns of any of the Companies that are currently being audited by state, local or federal taxing authorities or agencies (and with respect to which any of the Companies has received notice), where the findings of such audit, if adversely determined, would subject any of the Companies to any liability or disability which is material to the financial condition, business, properties, net worth or results of operations of the General Partner or the Partnership and the Operating Entities considered as a whole or would subject the limited partners of the Partnership to any material liability or disability.

            (ii) Absence of Registration Rights. Except for the General Partner who has waived its rights, no holder of any interest in or security of the Partnership or any other person has any right to require registration of Units or any other partnership interest in or other security of the Partnership because of the filing of the Registration Statement or consummation of the transactions contemplated by this Agreement.

            (jj) Possession of Intellectual Property. Each of the Companies owns or possesses all patents, trademarks, trademark registrations, service marks, service mark registrations, trade names, copyrights, licenses, inventions, trade secrets and rights described in the Final Prospectus as being owned by them or any of them or necessary for the conduct of their respective businesses, and neither the Partnership nor the General Partner is aware of any claim to the contrary or any challenge by any other person to the rights of any of the Companies with respect to the foregoing.

            (kk) Investment Company Act. None of the Companies is, or as of the Closing Date will be, an "investment company" as that term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), or subject to regulation under the Investment Company Act.

            (ll) Public Utility Holding Company Act. None of the Companies is a "public utility company" or a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," as such terms are defined in the Public Utility Company Act of 1935, as amended; none of the

Companies is subject to regulation under the Public Utility Holding Company Act of 1935, as amended.

            (mm) Net Worth of the General Partner. For all taxable years beginning before December 31, 1997, the General Partner had (excluding its interests in the Partnership and the Operating Partnership and any notes or receivables due from the Operating Partnership) a net worth of at least $5 million.

            (nn) Net Worth of STS. For all taxable years beginning before December 31, 1997, STS had (excluding its interests in STOP and any notes or receivables due from STOP) a net worth of at least $5 million.

            (oo) Qualifying Income. For each taxable year of the Partnership, less than 10% of the gross income of the Partnership has been derived from sources other than (i) the exploration, development, production, processing, refining, transportation or marketing of any mineral or natural resource, including oil, gas or products thereof, or (ii) other items of qualifying income within the meaning of Section 7704(d) of the Code.

            (pp) Absence of Restrictions. Except as described in the Final Prospectus, there are no preemptive rights or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any interests in the Partnership or any Operating Entity pursuant to any agreement or other instrument to which the Partnership or any Operating Entity is a party or by which any one of them may be bound. Neither the filing of the Registration Statement nor the offering or sale of the Units as contemplated by this Agreement gives rise to any rights for or relating to the registration of any Units or other securities of the Partnership or any Operating Entity, except such rights as have been waived or satisfied. The Offered Units, when issued and delivered against payment therefor as provided herein, will conform in all material respects to the description thereof contained in the Final Prospectus.

            (qq) No Business Interruptions. None of the Companies has sustained since the date of the latest audited financial statements included in the Final Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, investigation, order or decree, otherwise than as set forth or contemplated in the Final Prospectus.

            (rr) Absence of Labor Dispute; Compliance with Labor Laws. No labor dispute with the employees of any of the Companies exists or, to the knowledge of the Companies, is imminent or threatened, which might reasonably be expected to subject any of them to any liability or disability which is material to the financial condition, business, properties, net worth or results of operations of the General Partner or the Partnership and the Operating Entities considered as a whole. Each of the Companies is in compliance with all federal, state and local employment labor laws, including, but not limited to, laws relating to non-discrimination in hiring, promotion and pay of employees, except for any noncompliance that could not reasonably be expected to subject any of the Companies to any liability or disability which is material to the financial condition, business, properties, net worth or results of operations of the General Partner or the Partnership and the Operating Entities considered as a whole or would subject the limited partners of the Partnership to any material liability or disability.

            (ss) Insurance. The Companies maintain insurance covering their properties, operations, personnel and businesses against such losses and risks as are reasonably adequate to protect them and their businesses in a manner consistent with other businesses similarly situated. None of the Companies has received notice from any insurer or agent of such insurer that substantial capital improvements or other expenditures will have to be made in order to continue such insurance, and all such insurance is outstanding and duly in force on the date hereof and will be outstanding and duly in force on the Closing Date.

            (tt) Absence of Notice. None of the Companies have sent or received any communication regarding termination of, or intent not to renew, any of the contracts or agreements referred to or described in, or filed as an exhibit to, the Registration Statement or Base Prospectus, and no such termination or non-renewal has been threatened by the Partnership or, to the knowledge of the Partnership after due inquiry, any other party to any such contract or agreement, which termination or non-renewal would subject any of the Companies to any liability or disability which is material to the financial condition, business, properties, net worth or results of operations of the General Partner or the Partnership and the Operating Entities considered as a whole or would subject the limited partners of the Partnership to any material liability or disability.

            (uu) Stabilization. None of the Companies, nor any of their directors, officers or controlling persons has taken, directly or indirectly, any action intended, or which might reasonably be expected, to cause or result, under the Act or otherwise, in or which has constituted, stabilization or manipulation of the price of any security of the Partnership to facilitate the sale or resale of the Units.

            (vv) Violations. None of the Companies, nor to the Partnership's knowledge after due inquiry, any employee or agent of the Companies, has made any payment of funds of the Companies or received or retained any funds in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character required to be disclosed in the Registration Statement or Base Prospectus.

            (ww) Benefit Plans. With respect to each employee benefit plan, program and arrangement (including, without limitation, any "employee benefit plan" as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) maintained or contributed to by any of the Companies, or with respect to which any of the Companies could incur any liability under ERISA (collectively, the "Benefit Plans"), no event has occurred and, to the best knowledge of each of the Companies, there exists no condition or set of circumstances, in connection with which any of the Companies could be subject to any liability under the terms of such Benefit Plans, applicable law (including, without limitation, ERISA and the Internal Revenue Code of 1986, as amended) or any applicable agreement that would subject any of the Companies to any liability or disability which is material to the financial condition, business, properties, net worth or results of operations of the General Partner or the Partnership and the Operating Entities considered as a whole or would subject the limited partners of the Partnership to any material liability or disability.

         7. INDEMNIFICATION AND CONTRIBUTION.

            (a) Each of the Partnership and the General Partner, jointly and severally, agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Basic Prospectus, the Final Prospectus or the Registration Statement or in any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which has been made therein or omitted therefrom in reliance upon and in conformity with the information relating to such Underwriter furnished in writing to the Partnership by or on behalf of any Underwriter through the Representative expressly for use in connection therewith.

The foregoing indemnity agreement shall be in addition to any liability which the Partnership or the General Partner may otherwise have.

            (b) If any action, suit or proceeding shall be brought against any Underwriter, any director, officer, employee or agent of any Underwriter or any person controlling any Underwriter in respect of which indemnification may be sought against the Partnership or the General Partner, such Underwriter or such director, officer, employee, agent or controlling person shall promptly notify the Partnership and the Partnership and the General Partner shall assume the defense thereof, including the employment of counsel and payment of all fees and expenses. Such Underwriter or any such director, officer, employee, agent or controlling person shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such director, officer, employee, agent or controlling person unless (i) the Partnership and the General Partner have agreed in writing to pay such fees and expenses, (ii) the Partnership and the General Partner have failed to assume the defense and employ counsel, or (iii) the named parties to any such action, suit or proceeding (including any impleaded parties) include both such Underwriter or such director, officer, employee, agent or controlling person and the Partnership or the General Partner and such Underwriter or such director, officer, employee, agent or controlling person shall have been advised by its counsel that representation of such indemnified party and the Partnership or the General Partner by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation by the same counsel has been proposed) due to actual or potential differing interests between them (in which case the Partnership and the General Partner shall not have the right to assume the defense of such action, suit or proceeding on behalf of such Underwriter or such controlling person). It is understood, however, that the Partnership and the General Partner shall, in connection with any one such action, suit or proceeding or separate but substantially similar or related actions, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of only one separate firm of attorneys (in addition to any local counsel) at any time for all such

Underwriters, directors, officers, employees, agents and controlling persons not having actual or potential differing interests with you or among themselves, which firm shall be designated in writing by Salomon Smith Barney Inc., and that all such fees and expenses shall be reimbursed as they are incurred. The Partnership and the General Partner shall not be liable for any settlement of any such action, suit or proceeding effected without its written consent, but if settled with such written consent, or if there be a final judgment for the plaintiff in any such action, suit or proceeding, each of the Partnership and the General Partner jointly and severally, agrees to indemnify and hold harmless any Underwriter, to the extent provided in the preceding paragraph, and any such controlling person from and against any loss, claim, damage, liability or expense by reason of such settlement or judgment.

            (c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless each of the Partnership and the General Partner, the directors of the General Partner, the officers of the General Partner who sign the Registration Statement, and any person who controls the Partnership or the General Partner within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Partnership and the General Partner to each Underwriter, but only with respect to information relating to such Underwriter furnished in writing by or on behalf of such Underwriter through the Representative expressly for use in the Registration Statement or the Final Prospectus or any amendment or supplement thereto. If any action, suit or proceeding shall be brought against the Partnership or the General Partner, any of the directors of the General Partner, any such officer of the General Partner, or any such controlling person based on the Registration Statement or the Final Prospectus or any amendment or supplement thereto, and in respect of which indemnification may be sought against any Underwriter pursuant to this paragraph (c), such Underwriter shall have the rights and duties given to the Partnership and the General Partner by paragraph (b) above (except that if the Partnership or the General Partner shall have assumed the defense thereof such Underwriter shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof, but the fees and expenses of such counsel shall be at such Underwriter's expense), and the Partnership and the General Partner, the directors of the General Partner, any such officer of the General Partner, and any such controlling person shall have the rights and duties given to the Underwriters by paragraph (b) above. The foregoing indemnity agreement shall be in addition to any liability which the Underwriters may otherwise have.

            (d) If the indemnification provided for in this Section 7 is unavailable to an indemnified party under paragraphs (a) or (c) hereof in respect of any losses, claims, damages, liabilities or expenses referred to therein, then an indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Partnership and the General Partner on the one hand and the Underwriters on the other hand from the offering of the Offered Units, or (ii) if the allocation provided by clause (i) immediately above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) immediately above but also the relative fault of the Partnership and the General Partner on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Partnership and the General

Partner on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Partnership bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Final Prospectus. The relative fault of the Partnership and the General Partner on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Partnership and the General Partner on the one hand or by the Underwriters on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

            (e) The Partnership, the General Partner and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by a pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating any claim or defending any such action, suit or proceeding. Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price of the Offered Units underwritten by it and distributed to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this
Section 7 are several in proportion to the respective numbers of Firm Units set forth opposite their names in Schedule I hereto (or such numbers of Firm Units increased as set forth in Section 10 hereof) and not joint.

            (f) No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

            (g) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this
Section 7 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 7 and the representations and warranties of the Partnership and the General Partner set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter, any director, officer, employee or agent of any Underwriter or any person controlling any Underwriter, the Partnership or the General Partner, the directors of the General Partner or officers of the General Partner, or any person controlling the Partnership or the General Partner, (ii) acceptance of any Offered Units and payment therefor hereunder, and (iii) any termination of this Agreement. A successor to any Underwriter, any director, officer, employee or agent of any Underwriter or any person controlling any Underwriter, or to the Partnership or the General Partner, directors or officers of the General Partner, or any person controlling the Partnership or the General Partner, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section
7. The term "successor" as used in this Agreement shall not include a purchaser from any Underwriter of any Offered Units in his status as such purchaser.

         8. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The several obligations of the Underwriters to purchase the Firm Units hereunder are subject to the following conditions:

            (a) If, at the time this Agreement is executed and delivered, it is necessary for the registration statement or a post effective amendment thereto to be declared effective before the offering of the Offered Units may commence, the registration statement or such post-effective amendment shall have become effective not later than 5:30 P.M., New York City time, on the date hereof, or at such later date and time as shall be consented to in writing by you, and all filings, if any, required by Rule 424 under the Act shall have been timely made; no stop order suspending the effectiveness of the registration statement shall have been issued and no proceeding for that purpose shall have been instituted or, to the knowledge of the Partnership, the General Partner, threatened by the Commission, and any request of the Commission for additional information (to be included in the Registration Statement or the Final Prospectus or otherwise) shall have been complied with to your satisfaction.

            (b) Subsequent to the effective date of this Agreement, there shall not have occurred (i) any change, or any development involving a prospective change, in or affecting the financial condition, business, properties, net worth, or results of operations of the Companies not contemplated by the Final Prospectus, which in your opinion, as Representative of the several Underwriters, would materially, adversely affect the market for the Offered Units, or (ii) any event or development relating to or involving any of the Companies or any officer or director of the General Partner which makes any statement made in the Final Prospectus untrue or which, in the opinion of the Partnership and its counsel or the Underwriters and their counsel, requires the making of any addition to or change in the Final Prospectus in order to state a material fact required by the Act or any other law to be stated therein or necessary in order to make the statements therein not misleading, if amending or supplementing the Final Prospectus to reflect such event or development would, in your opinion, as Representative of the several Underwriters, adversely affect the market for the Offered Units.

            (c) You shall have received on the Closing Date, an opinion of Fulbright & Jaworski L.L.P., special counsel for the Partnership and the General Partner, dated the Closing Date and addressed to the several Underwriters, substantially in the form of Exhibit A attached hereto. In addition, such special counsel shall have furnished to you their written opinion, dated such Closing Date, in form and substance satisfactory to you in your reasonable judgment, with respect to the legal conclusions described in the Final Prospectus under the caption "Tax Considerations."

            (d) You shall have received on the Closing Date, an opinion of Gregory J. Fata, special corporate counsel for the Partnership and the General Partner, dated the Closing Date and addressed to the several Underwriters, substantially in the form of Exhibit B attached hereto.

            (e) You shall have received on the Closing Date an opinion of Andrews & Kurth L.L.P., counsel for the Underwriters, dated the Closing Date and addressed to the several Underwriters, with respect to the matters referred to in clauses (16), (18), (19), (24) (but only with respect to the Registration Statement and the Final Prospectus and any supplements or amendments thereto) and the first paragraph following clause (29) of Exhibit A and such other related matters as you may reasonably request.

            (f) You shall have received letters addressed to the several Underwriters, and dated the date hereof and the Closing Date from KPMG LLP, independent certified public accountants, substantially in the forms heretofore approved by you.

            (g) (i) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been taken or, to the knowledge of the Companies, shall be contemplated by the Commission at or prior to the Closing Date; (ii) there shall not have been any change in the partnership interests, member interests or capital stock of the Companies nor any material increase in the short term or long term debt of the Companies (other than in the ordinary course of business) from that set forth or contemplated in the Registration Statement or the Final Prospectus; (iii) there shall not have been, since the respective dates as of which information is given in the Registration Statement and the Final Prospectus, except as may otherwise be stated in the Registration Statement and Final Prospectus, any material adverse change in the financial condition, business, properties, net worth or results of operations of the General Partner or the Partnership and the Operating Entities taken as a whole; (iv) none of the Companies shall have any liabilities or obligations, direct or contingent (whether or not in the ordinary course of business), that are material to the limited partners of the Partnership, or the General Partner or the Partnership and the Operating Entities, taken as a whole, other than those reflected in the Registration Statement or the Final Prospectus (or any amendment or supplement thereto); and (v) all the representations and warranties of the Partnership and the General Partner contained in this Agreement shall be true and correct on and as of the Closing Date as if made on and as of the Closing Date, and you shall have received certificates, dated the Closing Date and signed by the chief executive officer (or other comparable officers) and the chief financial officer of the General Partner for and on behalf of the General Partner and the Partnership (or such other officers as are acceptable to you), to the effect set forth in this Section 8(g) and in Section 8(h) hereof.

            (h) None of the Partnership or the General Partner shall have failed at or prior to the Closing Date to have performed or complied with any of its agreements herein contained and required to be performed or complied with by it hereunder at or prior to the Closing Date.

            (i) Prior to commencement of the offering of the Offered Units, the Offered Units shall have been listed, subject to notice of issuance, on the New York Stock Exchange.

            (j) Each of the Partnership and the General Partner shall have furnished or caused to be furnished to you such further certificates and documents as you shall have reasonably requested that are customary in closing transactions of the nature contemplated by this Agreement. All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to you and your counsel. Any certificate or document signed by any officer of the General Partner, for its own account or on behalf of the Partnership and delivered to you pursuant to the terms or requirements of this Agreement, as Representative of the Underwriters, or to counsel for the Underwriters, shall be deemed a representation and warranty by the Partnership and the General Partner to each Underwriter as to the statements made therein. The several obligations of the Underwriters to purchase Additional Units hereunder are subject to the satisfaction on and as of any Option Closing Date of the conditions set forth in this Section 8, except that, if any Option Closing Date is other than the Closing Date, the certificates, opinions and letters referred to in paragraphs
(c) through (j) shall be dated the Option Closing Date in question and the opinions called for by paragraphs (c), (d) and (e) shall be revised to reflect the sale of Additional Units.

         9. EXPENSES. Each of the Partnership and the General Partner, jointly and severally, agrees to pay the following costs and expenses and all other costs and expenses incident to the performance by the Partnership and the General Partner of any of their obligations hereunder: (i) the preparation, printing or reproduction, and filing with the Commission of the registration statement (including financial statements and exhibits thereto), the Final Prospectus, and each amendment or supplement to any of them; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, the Final Prospectus, the Incorporated Documents, and all amendments or supplements to any of them, as may be reasonably requested for use in connection with the offering and sale of the Offered Units; (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Offered Units, including any stamp taxes in connection with the original issuance and sale of the Offered Units; (iv) the reproduction and delivery of this Agreement, the preliminary and supplemental Blue Sky Memoranda and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Offered Units; (v) the listing of the Offered Units on the New York Stock Exchange; (vi) the registration or qualification of the Offered Units for offer and sale under the securities or Blue Sky laws of the several states as provided in Section 5(f) hereof (including the reasonable fees, expenses and disbursements of counsel for the Underwriters relating to the preparation, reproduction, and delivery of the preliminary and supplemental Blue Sky Memoranda and such registration and qualification); (vii) the filing fees in connection with any filings required to be made with the National Association of Securities Dealers, Inc.; (viii) the transportation and other expenses incurred by or on behalf of the Partnership's, the General Partner's or any Operating Entities' representatives in connection with presentations to prospective purchasers of the Offered Units; (ix) the fees and expenses of the Partnership's and General Partner's accountants and the fees and expenses of counsel (including local and special counsel) for the Partnership and the General Partner; and (x) any fees payable to DTC. It is understood, however, that, except as provided in Section 5(i), Section 7 and this Section 9 hereof, the Underwriters will pay all of their own costs and expenses associated with the offering of the Offered Units, including the fees of their counsel, transfer taxes on resale of any of the Offered Units by them, and any advertising expenses connected with any offers they may make.

         10. EFFECTIVE DATE OF AGREEMENT. This Agreement shall become effective:
(i) upon the execution and delivery hereof by the parties hereto; or (ii) if, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or a post-effective amendment thereto to be declared effective before the offering of the Offered Units may commence, when notification of the effectiveness of the Registration Statement or such post-effective amendment has been released by the Commission. Until such time as this Agreement shall have become effective, it may be terminated by the Partnership, by notifying you, or by you, as the Representative of the several Underwriters, by notifying the Partnership. If any one or more of the Underwriters shall fail or refuse to purchase Offered Units which it or they have agreed to purchase hereunder, and the aggregate number of Offered Units which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the Offered Units, each non-defaulting Underwriter shall be obligated, severally, in the proportion which the number of Offered Units set forth opposite its name in
Schedule I hereto bears to the aggregate number of Offered Units set forth opposite the names of all non-defaulting Underwriters or in such other proportion as you may specify in accordance with Section 20 of the Master Agreement Among Underwriters of Salomon Smith Barney Inc., to purchase the Offered Units which such defaulting Underwriter or Underwriters agreed, but failed or refused, to purchase. If any Underwriter or Underwriters shall fail or refuse to purchase Offered Units and the aggregate number of Offered Units with respect to which such default occurs is more than one-tenth of the aggregate number of Offered Units and arrangements satisfactory to you and the Partnership for the purchase of such Offered Units by one or more non-defaulting Underwriters or other party or parties approved by you and the Partnership are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Partnership. In any such case which does not result in termination of this Agreement, either you or the Partnership shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and the Final Prospectus or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any such default of any such Underwriter under this Agreement. The term "Underwriter" as used in this Agreement includes, for all purposes of this Agreement, any party not listed in Schedule I hereto who, with your approval and the approval of the Partnership, purchases Offered Units which a defaulting Underwriter agreed, but failed or refused, to purchase. Any notice under this
Section 10 may be given by telegram, telecopy or telephone but shall be subsequently confirmed by letter.

         11. TERMINATION OF AGREEMENT. This Agreement shall be subject to termination without liability on the part of any Underwriter to the Partnership or the General Partner by notice to the Partnership, if prior to the Closing Date or any Option Closing Date (if different from the Closing Date and then only as to the Additional Units), as the case may be, (i) trading in the Units shall have been suspended by the Commission or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange, American Stock Exchange or the Nasdaq National Market shall have been suspended or materially limited or minimum prices shall have been established on any such exchange or the Nasdaq National Market, (ii) a general moratorium on commercial banking activities in New York or Texas shall have been declared by either federal or state authorities, or (iii) there shall have occurred any material disruption in securities settlement or clearance services or (iv) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other international or domestic calamity, crisis or change in political, financial or economic conditions, the effect of which on the financial markets of the United States is such as to make it, in the sole judgment of the Representative, impracticable or inadvisable to commence or continue the offering or delivery of the Offered Units as contemplated by the Final Prospectus (exclusive of any supplement thereto) or to enforce contracts for the resale of the Offered Units by the Underwriters. Notice of such termination may be given to the Partnership by telegram, telecopy or telephone and shall be subsequently confirmed by letter.

         12. INFORMATION FURNISHED BY THE UNDERWRITERS. The statements set forth in the third, ninth and tenth paragraphs under the caption "Underwriting" in the Final Prospectus, constitute the only information furnished by or on behalf of the Underwriters through you as such information is referred to in Sections 6(b) and 7 hereof.

         13. MISCELLANEOUS. Except as otherwise provided in Sections 5, 10 and 11 hereof, notice given pursuant to any provision of this Agreement shall be in writing and shall be delivered (i) if to the Partnership or the General Partner, at the office of the Partnership at 2435 N. Central Expressway, Suite 700, Richardson, Texas 75080 c/o Kaneb Pipe Line Company, Attention: Edward D. Doherty, Chairman of the Board; or (ii) if to you, as the Representative of the several Underwriters, in care of Salomon Smith Barney Inc., 388 Greenwich Street, New York, New York 10013, Attention: General Counsel. This Agreement has been and is made solely for the benefit of the several Underwriters, the Partnership, the General Partner and the directors, officers, employees and agents of the Underwriters, the directors and officers of the General Partner, and the other controlling persons referred to in Section 7 hereof and their respective successors and assigns, to the extent provided herein, and no other person shall acquire or have any right under or by virtue of this Agreement. Neither the term "successor" nor the term "successors and assigns" as used in this Agreement shall include a purchaser from any Underwriter of any of the Offered Units in his status as such purchaser. As the National Association of Securities Dealers, Inc. ("NASD") views the Units as interests in a direct participation program, each Underwriter agrees that it will offer the Offered Units in compliance with Rule 2810 of the NASD's Conduct Rules.

         14. APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

         15. REPRESENTATIONS, AGREEMENTS AND INDEMNITIES TO SURVIVE. The respective agreements, representations, warranties, indemnities and other statements of the Partnership, the General Partner and its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Partnership or any of the officers, directors, employees, agents or controlling persons referred to in Section 7 hereof, and will survive delivery of and payment for the Offered Units. The provisions of Sections 5(i) and 7 hereof shall survive the termination or cancellation of this Agreement. This Agreement may be signed in various counterparts which together constitute one and the same instrument. If signed in counterparts, this Agreement shall not become effective unless at least one counterpart hereof shall have been executed and delivered on behalf of each party hereto.

         16. SECTION HEADINGS; COUNTERPARTS. The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement. This Agreement may be signed in various counterparts which together constitute one and the same instrument. If signed in counterparts, this Agreement shall not become effective unless at least one counterpart hereof shall have been executed and delivered on behalf of each party hereto.



                             [Signatures to Follow]

         Please confirm that the foregoing correctly sets forth the agreement between the Partnership, the General Partner and the several Underwriters.

                                        Very truly yours,

                                        KANEB PIPE LINE PARTNERS, L.P.

                                        BY: KANEB PIPE LINE COMPANY LLC,
                                            its General Partner

                                            By: /s/ EDWARD D. DOHERTY
                                               ---------------------------------
                                                Edward D. Doherty
                                                Chairman of the Board and
                                                Chief Executive Officer



                                        KANEB PIPE LINE COMPANY LLC

                                            By: /s/ EDWARD D. DOHERTY
                                               ---------------------------------
                                                Edward D. Doherty
                                                Chairman of the Board and
                                                Chief Executive Officer

Confirmed as of the date first above mentioned on behalf of itself and on behalf of the other several Underwriters named in Schedule I hereto as their Representative.

SALOMON SMITH BARNEY INC.,
as Representative of the Several Underwriters

By: SALOMON SMITH BARNEY INC.

    By: /s/ ABNAY N. PANDE
       --------------------------------
         Abnay N. Pande
         Vice President

                                    EXHIBIT A

                       FORM OF OPINION OF ISSUER'S COUNSEL

         We have acted as special counsel to the Companies in connection with the sale to you an aggregate 2,000,000 Units pursuant to an Underwriting Agreement dated November 4, 2002 (the "Agreement"), among the Underwriters, the Partnership and the General Partner. Capitalized terms used but not defined herein have the same meanings herein as such terms have in the Agreement. The opinions expressed herein are being furnished to you at the request of the Partnership pursuant to Section 8(c) of the Agreement.

         We have participated in the preparation of, and have examined, the Registration Statement on Form S-3 (Registration No. 333-98621) filed by the Partnership under the Act, which became effective on September 3, 2002 (the "Effective Date"), the Basic Prospectus and the Final Prospectus.

         We have also examined originals or copies of such partnership records of the Partnership, limited liability company records of the General Partner, certificates and other communications of public officials, certificates of officers of the General Partner, certificates of the transfer agent for the Units and such other documents as we have deemed necessary for the purpose of rendering the opinions expressed herein. As to questions of fact material to those opinions, we have, to the extent we deemed appropriate, relied on certificates of officers of the General Partner, certificates and other communications of public officials, certificates of the transfer agent for the Units and on the factual representations of the General Partner contained in the Agreement. We have assumed the genuineness of all signatures on, and the authenticity of, all documents submitted to us as originals, the conformity to authentic original documents of all documents submitted to us as copies, the due authorization, execution and delivery by the parties thereto, other than the Partnership and the General Partner, of all documents examined by us, and the legal capacity of each individual who signed any of those documents.

         Based upon the foregoing, and having regard for such legal considerations as we deem relevant, we are of the opinion that:

         1. Each of the Partnership, the Operating Partnership, STOP and STP has been duly formed and is validly existing as a limited partnership in good standing under the Delaware Act, with partnership power and authority to own, lease and operate its properties and to conduct its business as described in the Final Prospectus and, with respect to the Partnership, to perform its obligations pursuant to the Agreement and to issue, sell and deliver the Firm Units as contemplated by the Agreement.

         2. The Unitholders are not liable under the laws of the States of California and Texas for the liabilities of the Partnership or the Operating Entities, except in each case to the same extent as under the Delaware Act or as otherwise described in the Final Prospectus.

         3. The General Partner has been duly formed and is validly existing as a limited liability company in good standing under the Delaware Limited Liability Company Act (the "Delaware LLC Act"), with limited liability company power and authority to own, lease and operate its properties, to conduct its businesses, to act as the general partner of the Partnership and the Operating Partnership and to perform its obligations pursuant to the Agreement in each case, as described in the Final Prospectus; the outstanding member interests of the General Partner have been duly authorized and validly issued and are fully paid and nonassessable and are owned of record by KSL, free and clear, to our knowledge, of any security interest, lien, encumbrance or adverse claim.

         4. Each of STH, STI and STS has been duly organized and is validly existing as a corporation in good standing under the General Corporation Law of the State of Delaware (the "DGCL"), with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Final Prospectus; all of the outstanding shares of capital stock of each of STH, STI and STS have been duly authorized, validly issued and are nonassessable; and all of the outstanding shares of capital stock of STH are owned of record by STI, all of the outstanding shares of capital stock of STI are owned of record by STS and all of the outstanding shares of capital stock of STS are owned of record by the Operating Partnership, in each case, free and clear, to our knowledge, of any security interest, lien, encumbrance or adverse claim.

         5. The General Partner is the sole general partner of the Partnership and the Operating Partnership with a general partner interest in the Partnership of 1% and a general partner interest in the Operating Partnership of 1%; such general partner interests have been duly authorized and validly issued, and the General Partner owns of record and, to our knowledge, beneficially owns such general partner interests free and clear of any security interest, lien, encumbrance or adverse claim.

         6. The Partnership is the sole limited partner of the Operating Partnership, with a limited partner interest of 99%; such limited partner interest has been duly authorized and validly issued, and is fully paid and nonassessable, except as provided in the Delaware Act; the Partnership owns of record and, to our knowledge, beneficially owns such limited partner interest in the Operating Partnership free and clear of any security interest, lien, encumbrance or adverse claim.

         7. STS is the sole general partner of STOP with a general partner interest in STOP of 1%; such general partner interest has been duly authorized and validly issued and STS owns of record and, to our knowledge, beneficially owns such general partner interest free and clear of any security interest, lien, encumbrance or adverse claim.

         8. The Operating Partnership is the sole limited partner of STOP, with a limited partner interest of 99%; such limited partner interest has been duly authorized and validly issued and is fully paid and nonassessable, except as provided in the Delaware Act; the Operating Partnership owns of record, and, to our knowledge, beneficially owns such limited partner interest in STOP free and clear of any security interest, lien, encumbrance or adverse claim.

         9. Each of KPH, STL and STC has been duly formed and is validly existing as a limited liability company in good standing under the Delaware LLC Act, with limited liability company power and authority to own, lease and operate its properties and conduct its business as described in the Final Prospectus; all the outstanding member interests of KPH, STL and STC have been duly authorized and validly issued, are fully paid and nonassessable, and a 50% managing member interest in each of STL and STC is owned of record by STOP, free and clear, to our knowledge, of any security interest, lien, encumbrance or adverse claim.

         10. STI is the sole general partner of STP with a general partner interest in STP of 1%; such general partner interest has been duly authorized and validly issued and STI owns of record and, to our knowledge, beneficially owns such general partner interest free and clear of any security interest, lien, encumbrance or adverse claim.

         11. STH is the sole limited partner of STP, with a limited partner interest of 99%; such limited partner interest has been duly authorized and validly issued, and is fully paid and nonassessable, except as provided in the Delaware Act; STH owns of record and, to our knowledge, beneficially owns such limited partner interest in STP free and clear of any security interest, lien, encumbrance or adverse claim.

         12. Shore has been duly formed and is validly existing as a limited liability company in good standing under the Delaware LLC Act, with limited liability company power and authority to own, lease and operate its properties and conduct its business as described in the Final Prospectus; all the outstanding member interests of Shore have been duly authorized and validly issued and are fully paid and nonassessable and are owned of record by the Operating Partnership, free and clear, to our knowledge, of any security interests, lien, encumbrance or adverse claim.

         13. Statia Technology has been duly organized and is validly existing in good standing as a corporation under the laws of the DGCL, with power and authority to own, lease and operate its properties and conduct its business as described in the Final Prospectus; all of the issued and outstanding shares of capital stock of Statia Technology have been duly authorized and validly issued and are fully paid and nonassessable and are owned of record by the Operating Partnership, free and clear, to our knowledge, of any security interests, lien, encumbrance or adverse claim.

         14. KSL is the sole member of the General Partner and has been duly formed and is validly existing as a limited liability company in good standing under the Delaware LLC Act, with limited liability company power and authority to own, lease and operate its properties and conduct its business as described in the Final Prospectus.

         15. The authorized and outstanding partnership interests of the Partnership are as set forth under the caption "Kaneb Partners" in the Final Prospectus; and the authorized partnership interests of the Partnership conform in all material respects as to legal matters to the description thereof set forth under the captions "Cash Distributions" and "Tax Considerations" in the Final Prospectus.

         16. All the partnership interests of the Partnership have been duly authorized and validly issued, and are fully paid and nonassessable, except as provided in the Delaware Act and there are no preemptive or other rights to subscribe for or to purchase partnership interests of the Partnership pursuant to any statute, the Partnership Agreement or any agreement or other instrument to which the Partnership is a party filed as an exhibit to, or incorporated by reference in, the Registration Statement.

         17. The Offered Units have been duly authorized and, when issued and delivered to the Underwriters against payment therefor in accordance with the terms of the Agreement, will be validly issued, fully paid and nonassessable, except as provided in the Delaware Act and free of any preemptive or, to the knowledge of such counsel, similar rights that entitle or will entitle any person to acquire any partnership interest in the Partnership upon the issuance thereof by the Partnership.

         18. The form of certificates for the Units conforms in all material respects to the requirements of the Partnership Agreement.

         19. The Registration Statement and all post-effective amendments, if any, have become effective under the Act and, to our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are threatened by the Commission; and any required filing of the Basic Prospectus and the Final Prospectus pursuant to Rule 424(b) of the Act has been made in the manner and within the time period required by Rule 424(b).

         20. The Agreement has been duly authorized, executed and delivered by each of the Partnership and the General Partner.

         21. Each of the Kaneb Partnership Agreements has been duly authorized, executed and delivered by the parties thereto and is a valid and legally binding agreement of the parties thereto, enforceable against the parties thereto in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or transfer or other similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and to the extent that rights to indemnity and contribution under the Partnership Agreements may be limited by federal or state securities laws or the public policy underlying such laws.

         22. Neither the offer, sale or delivery of the Offered Units by the Partnership, the execution, delivery or performance of the Agreement, nor performance by the Partnership and the General Partner of their obligations under the Agreement constitutes or will constitute a breach of, or a default under, any agreement, indenture, lease or other instrument to which any of the Companies is a party or by which any of them or any of their respective properties is bound or affected that has been filed as an exhibit to the Registration Statement or to any Incorporated Document, or will result in the creation or imposition of any lien, charge or encumbrance under the terms thereof upon any property or assets of any of the Companies, nor will any such action result in any violation of (a) the partnership agreement, certificate or articles of incorporation, bylaws, member agreement or other organizational documents of any of the Companies, as the case may be, (b) any statutory law, regulation or ruling (assuming compliance with all applicable state securities and Blue Sky laws), or (c) any judgment, injunction, order or decree of any court, governmental agency or arbitrator that is known to us to be applicable to any of the Companies or any of their respective properties.

         23. To our knowledge, except for the General Partner who has waived its rights, no holder of any interest in or security of the Partnership or any other person has any right to require registration of Units or any other partnership interest or other security of the Partnership because of the filing of the Registration Statement or consummation of the transactions contemplated by the Agreement.

         24. No consent, approval, authorization or waiver of, or notice to or filing with, or other action by, any court or governmental authority is required to be obtained or made by the Partnership or General Partner by any material statutory law, regulation or ruling as a condition to the issuance or sale of the Offered Units by the Partnership, the execution and delivery by the Partnership or the General Partner of the Agreement, or the performance by the Partnership or the General Partner of their obligations under the Agreement, except such others as have been obtained or taken or are in full force and effect and except such as may be required under state securities or Blue Sky laws governing the purchase and distribution of the Offered Units by the Underwriters, as to which we express no opinion.

         25. The Registration Statement and the Final Prospectus and any supplements or amendments thereto (except for the financial statements and the notes thereto and the schedules and other financial data included therein, as to which we express no opinion) comply as to form in all material respects with the requirements of the Act; and each of the Incorporated Documents (except for the financial statements and the notes thereto and the schedules and other financial data included therein, as to which we express no opinion) complies as to form in all material respects with the Exchange Act and the rules and regulations of the Commission thereunder.

         26. To our knowledge (a) other than as disclosed in the Final Prospectus (or any supplement thereto), there are no legal or governmental proceedings pending to which any of the Companies is a party or threatened against any of the Companies which are required to be disclosed in the Registration Statement or the Final Prospectus (or any amendment or supplement thereto) and (b) there are no contracts, licenses, agreements, leases or other documents of a character that are required to be described in the Registration Statement or the Final Prospectus (or any amendment or supplement thereto) or to be filed as an exhibit to the Registration Statement or any Incorporated Document that are not described or filed as required, as the case may be.

         27. The statements in the Registration Statement and the Final Prospectus, under the captions "Cash Distributions," "Conflicts of Interest and Fiduciary Responsibilities -- Fiduciary Responsibility of the General Partner" and "Investment in Kaneb Partners by Employee Benefit Plans," insofar as they are descriptions of contracts, agreements or other legal documents, or refer to statements of law or legal conclusions, are accurate in all material respects and present fairly the information required to be shown.

         28. None of the Companies is or will be, after giving effect to the offering and sale of the Offered Units and the application of the proceeds thereof as described in the Final Prospectus, an "investment company" or a company "controlled" by an "investment company" or a "promoter" or "principal underwriter" for a "registered investment company" as such terms are defined in the Investment Company Act or a "public utility company" or a "holding company,"or a "subsidiary company" of a "holding company,"or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," as such terms are defined in the Public Utility Holding Company Act of 1935, as amended; none of the Companies is subject to regulation under the Public Utility Holding Company Act of 1935, as amended.

         29. Upon delivery of the Offered Units to the Underwriters pursuant to the Agreement and payment therefor as contemplated therein, the Underwriters will acquire the Offered Units free and clear of any liens, encumbrances, security interests, charges or claims of record (a) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the General Partner or the Partnership as debtor is on file in the office of the Secretary of State of the State of Delaware or (b) otherwise known (based solely upon our participation as special counsel in matters relating to the offering of the Offered Units and without having conducted an independent investigation) to us, except as created by the Agreement or by the Underwriters or any person who acquires an interest in the Offered Units through the Underwriters or as provided by the Delaware Act.

         30. The Offered Units are duly authorized for listing, subject only to official notice of issuance, on the New York Stock Exchange.

         Although we have not undertaken, except as otherwise indicated in our opinion, to determine independently, and are not passing upon and do not assume any responsibility for, the accuracy, completeness or fairness of any of the statements in the Registration Statement, we have participated in the preparation of the Registration Statement and the Final Prospectus, including review and discussion of the contents thereof (including review and discussion of the contents of all Incorporated Documents), and nothing has come to our attention that has caused us to believe that the Registration Statement (including the Incorporated Documents) at the time the Registration Statement became effective and as of the signing of the Agreement, or the Final Prospectus, as of its date and as of the date hereof, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that any amendment or supplement to the Final Prospectus, as of its respective date, and as of the date hereof, as the case may be, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that we express no opinion with respect to the financial statements and the notes thereto and the schedules and other financial data included in the Registration Statement or the Final Prospectus or any Incorporated Document).

         In rendering the opinions expressed in paragraphs ___ through ___, terms used therein that are defined in the UCC shall have the meanings assigned therein. In rendering the opinion expressed in paragraphs ___ through ___, we have relied, without investigation, upon the accuracy and completeness of the certification from the office of the Secretary of State of Delaware dated ______________, 2002, for each of KSL, the General Partner, the Parent Partnership, the Partnership, KPH, STI, STS, STH, STOP, STL, and STC that there are no presently effective financing statements, federal tax liens, or utility security instruments filed in the office of the Delaware Secretary of State that name such respective entities as debtor and cover as collateral any of the ownership interests identified in paragraphs ___ through ___, and further, we have assumed that at all times from and including the date through which each UCC Search Certificate conducted its search and to and through the date of the delivery of this opinion letter, there have been no filings made in the Office of the Secretary of State of the State of

Delaware in which the applicable entities are named as a debtor and which covers, in whole or in part, or any proceeds thereof, any interests in the applicable entities.

         To our knowledge, there are no material legal or governmental proceedings pending or threatened against any of the Operating Entities, by or before the Federal Energy Regulatory Commission ("FERC") or on appeal from the FERC, except as set forth in or contemplated by the Final Prospectus.

         The opinions expressed herein are limited exclusively to the laws of the State of Texas, the DGCL, the Delaware Act, the Delaware LLC Act and the federal statutory laws, rules and regulations of the United States of America.

         As used herein, the phrase "to our knowledge" or words of similar import means conscious awareness of facts or other information by the lawyers in our firm who, based on our records as of 3:00 p.m. on November __, 2002, have devoted substantive attention to legal matters on behalf of the Companies since January 1, 2001. With your consent, we have not examined any records of any court, administrative tribunal or similar entity.

         The opinions expressed herein are furnished to you for your sole benefit in connection with the transactions contemplated by the Agreement. The opinions expressed herein may not be relied upon by you for any other purpose and may not be relied upon for any purpose by any other person without our prior written consent, except that the transfer agent for the Units may rely upon this opinion in connection with those transactions.

                                    EXHIBIT B

                       FORM OF OPINION OF GREGORY J. FATA

         (1) The Partnership has been duly qualified or registered as a foreign limited partnership for the transaction of business under the laws of the State of Texas, and to the knowledge of such counsel, such jurisdiction is the only jurisdiction in which the Partnership owns or leases property, or conducts any business, so as to require qualification or registration to conduct business as a foreign limited partnership, and in which the failure so to qualify or register would be likely, in the judgment of such counsel, to subject it to any liability or disability which is material to the financial condition, business, properties, net worth or results of operations of the General Partner, the Partnership and the Operating Entities considered as a whole or would be likely, in the judgment of such counsel, to subject the limited partners of the Partnership to any material liability or disability;

         (2) The Operating Partnership has been duly qualified or registered as a foreign limited partnership for the transaction of business under the laws of the States of Colorado, Iowa, Kansas, Nebraska, North Dakota, Oregon, South Dakota, Texas, Washington and Wyoming, and to the knowledge of such counsel, such jurisdictions are the only jurisdictions in which the Operating Partnership owns or leases property, or conducts any business, so as to require qualification or registration to conduct business as a foreign limited partnership, and in which the failure so to qualify or register would be likely, in the judgment of such counsel, to subject it to any liability or disability which is material to the financial condition, business, properties, net worth or results of operations of the Operating Partnership or the General Partner, the Partnership and the Operating Entities considered as a whole or would be likely, in the judgment of such counsel, to subject the limited partners of the Partnership to any material liability or disability;

         (3) STOP has been duly qualified or registered as a foreign limited partnership for the transaction of business under the laws of the States of Alabama, Arizona, California, Florida, Georgia, Illinois, Indiana, Louisiana, Maryland, Minnesota, New Jersey, New Mexico, Oklahoma, Texas and Wisconsin, and to the knowledge of such counsel, such jurisdictions are the only jurisdictions in which STOP owns or leases property, or conducts any business, so as to require qualification or registration to conduct business as a foreign limited partnership, and in which the failure so to qualify or register would be likely, in the judgment of such counsel, to subject it to any liability or disability which is material to the financial condition, business, properties, net worth or results of operations of STOP or the General Partner, the Partnership and the Operating Entities considered as a whole or would be likely, in the judgment of such counsel, to subject the limited partners of the Partnership to any material liability or disability;

         (4) STP has been duly qualified or registered as a foreign limited partnership for the transaction of business under the laws of the State of Texas, and to the knowledge of such counsel, such jurisdiction is the only jurisdiction in which STP owns or leases property, or conducts any business, so as to require qualification or registration to conduct business as a foreign limited partnership, and in which the failure so to qualify or register would be likely, in the judgment of such counsel, to subject it to any liability or disability which is material to the financial condition, business, properties, net worth or results of operations of STP or the General

Partner, the Partnership and the Operating Entities considered as a whole or would be likely, in the judgment of such counsel, to subject the limited partners of the Partnership to any material liability or disability;

         (5) The General Partner is not required to qualify or register as a foreign limited liability company under the laws of any jurisdiction, and to the knowledge of such counsel, there are no jurisdictions in which the General Partner owns or leases property, or conducts any business, so as to require qualification or registration to conduct business as a foreign limited liability company, and in which the failure so to qualify or register would be likely, in the judgment of such counsel, to subject the General Partner to any liability or disability which is material to the financial condition, business, properties, net worth or results of operations of the General Partner or the Partnership and the Operating Entities considered as a whole or would be likely, in the judgment of such counsel, to subject the limited partners of the Partnership to any material liability or disability;

         (6) STS has been duly qualified or registered as a foreign corporation and is in good standing under the laws of the States of Alabama, Arizona, California, Florida, Georgia, Illinois, Indiana, Louisiana, Maryland, Minnesota, New Mexico, Oklahoma, Texas, Virginia, Washington and Wisconsin, and to the knowledge of such counsel, such jurisdictions are the only jurisdictions in which STS owns or leases property, or conducts any business, so as to require qualification or registration to conduct business as a foreign corporation, and in which the failure so to qualify or register would be likely, in the judgment of such counsel, to subject STS to any liability or disability which is material to the financial condition, business, properties, net worth or results of operations of STS or the General Partner, the Partnership and the Operating Entities considered as a whole or would be likely, in the judgment of such counsel, to subject the limited partners of the Partnership to any material liability or disability;

         (7) STI has been duly qualified or registered as a foreign corporation and is in good standing under the laws of the State of Texas, and to the knowledge of such counsel, such jurisdiction is the only jurisdiction in which STI owns or leases property, or conducts any business, so as to require qualification or registration to conduct business as a foreign corporation, and in which the failure so to qualify or register would be likely, in the judgment of such counsel, to subject STI to any liability or disability which is material to the financial condition, business, properties, net worth or results of operations of STI or the General Partner, the Partnership and the Operating Entities considered as a whole or would be likely, in the judgment of such counsel, to subject the limited partners of the Partnership to any material liability or disability;

         (8) STH is not required to qualify or register as a foreign corporation under the laws of any jurisdiction, and to the knowledge of such counsel, there are no jurisdictions in which STH owns or leases property, or conducts any business, so as to require qualification or registration to conduct business as a foreign limited liability company, and in which the failure so to qualify or register would be likely, in the judgment of such counsel, to subject STH to any liability or disability which is material to the financial condition, business, properties, net worth or results of operations of STH or the General Partner, Partnership and the Operating Entities considered as a whole or would be likely, in the judgment of such counsel, to subject the limited partners of the Partnership to any material liability or disability;

         (9) STL has been duly qualified or registered as a foreign limited liability company and is in good standing under the laws of the State of New Jersey, and to the knowledge of such counsel, such jurisdiction is the only jurisdiction in which STL owns or leases property, or conducts any business, so as to require qualification or registration to conduct business as a foreign limited liability company, and in which the failure so to qualify or register would be likely, in the judgment of such counsel, to subject STL to any liability or disability which is material to the financial condition, business, properties, net worth or results of operations of STL or the General Partner, the Partnership and the Operating Entities considered as a whole or would be likely, in the judgment of such counsel, to subject the limited partners of the Partnership to any material liability or disability;

         (10) STC has been duly qualified or registered as a foreign limited liability company and is in good standing under the laws of the State of Illinois, and to the knowledge of such counsel, such jurisdiction is the only jurisdiction in which STC owns or leases property, or conducts any business, so as to require qualification or registration to conduct business as a foreign limited liability company, and in which the failure so to qualify or register would be likely, in the judgment of such counsel, to subject STC to any liability or disability which is material to the financial condition, business, properties, net worth or results of operations of STC or the General Partner, the Partnership and the Operating Entities considered as a whole or would be likely, in the judgment of such counsel, to subject the limited partners of the Partnership to any material liability or disability;

         (11) STK is a corporation duly organized and validly existing in good standing under the laws of the United Kingdom, with corporate power and authority to own or lease its properties and to conduct its business as described in the Final Prospectus; STK is not required to qualify or register as a foreign corporation under the laws of any jurisdiction, and to the knowledge of such counsel, there are no jurisdictions in which STK owns or leases property, or conducts any business, so as to require qualification or registration to conduct business as a foreign limited liability company, and in which the failure so to qualify or register would be likely, in the judgment of such counsel, to subject STK to any liability or disability which is material to the financial condition, business, properties, net worth or results of operations of STK or the General Partner, Partnership and the Operating Entities considered as a whole or would be likely, in the judgment of such counsel, to subject the limited partners of the Partnership to any material liability or disability;

         (12) STE is a corporation duly organized and validly existing in good standing under the laws of the United Kingdom, with corporate power and authority to own or lease its properties and to conduct its business as described in the Final Prospectus; STE is not required to qualify or register as a foreign corporation under the laws of any jurisdiction, and to the knowledge of such counsel, there are no jurisdictions in which STE owns or leases property, or conducts any business, so as to require qualification or registration to conduct business as a foreign limited liability company, and in which the failure so to qualify or register would be likely, in the judgment of such counsel, to subject STE to any liability or disability which is material to the financial condition, business, properties, net worth or results of operations of STE or the General Partner, Partnership and the Operating Entities considered as a whole or would be likely, in the judgment of such counsel, to subject the limited partners of the Partnership to any material liability or disability;

         (13) Shore has been duly qualified and registered as a foreign limited liability company and is in good standing under the laws of the States of California, Nevada, Oregon and Washington, and to the knowledge of such counsel, such jurisdiction is the only jurisdiction in which Shore owns or leases property, or conducts any business, so as to require qualification or registration to conduct business as a foreign limited liability company, and in which the failure so to qualify or register would be likely, in the judgment of such counsel, to subject Shore to any liability or disability which is material to the financial condition, business, properties, net worth or results of operations of STL or the General Partner, the Partnership and the Operating Entities considered as a whole or would be likely, in the judgment of such counsel, to subject the limited partners of the Partnership to any material liability or disability;

         (14) KPH is not required to qualify or register as a foreign limited liability company under the laws of any jurisdiction, and to the knowledge of such counsel, there are no jurisdictions in which KPH owns or leases property, or conducts any business, so as to require qualification or registration to conduct business as a foreign limited liability company, and in which the failure so to qualify or register would be likely, in the judgment of such counsel, to subject KPH to any liability or disability which is material to the financial condition, business, properties, net worth or results of operations of KPH or the General Partner, the Partnership and the Operating Entities considered as a whole or would be likely, in the judgment of such counsel, to subject the limited partners of the Partnership to any material liability or disability;

         (15) Statia Technology is not required to qualify or register as a foreign corporation under the laws of any jurisdiction, and to the knowledge of such counsel, there are no jurisdictions in which Statia Technology owns or leases property, or conducts any business, so as to require qualification or registration to conduct business in such foreign jurisdictions, and in which the failure so to qualify or register would be likely, in the judgment of such counsel, to subject Statia Technology to any liability or disability which is material to the financial condition, business, properties, net worth or results of operations of Statia Technology or the General Partner, the Partnership and the Operating Entities considered as a whole or would be likely, in the judgment of such counsel, to subject the limited partners of the Partnership to any material liability or disability; and

         (16) None of the Companies is in violation of its respective partnership agreement, certificate or articles of incorporation or bylaws, member agreement or other organizational documents, or to the knowledge of such counsel, is in default in the performance of any material obligation, agreement or condition contained in any bond, debenture, note or other evidence of indebtedness, except as may be disclosed in the Final Prospectus, except for such defaults which, individually or in the aggregate, would not have a material adverse effect on the financial condition, business, properties, net worth or results of operations of the General Partner, the Partnership and the Operating Entities considered as a whole.

                                   SCHEDULE I


                                                                            NUMBER OF
UNDERWRITER                                                                FIRM UNITS

Salomon Smith Barney Inc...............................................      700,000
UBS Warburg LLC........................................................      700,000
A.G. Edwards & Sons, Inc...............................................      400,000
McDonald Investments Inc...............................................      200,000
                                                                         -------------
     Total.............................................................    2,000,000
                                                                         =============

                                   SCHEDULE II

                             OFFICERS AND DIRECTORS

                      Officers                                                         Directors
-------------------------------------------------------------------------------------------------------
Edward D. Doherty - Chairman of the Board and Chief Executive Officer                 Sangwoo Ahn

-------------------------------------------------------------------------------------------------------
Jimmy L. Harrison - President                                                       John R. Barnes

-------------------------------------------------------------------------------------------------------
L. Leroy Anderson, Jr. - Vice President, Regulatory Affairs                         Murray R. Biles

-------------------------------------------------------------------------------------------------------
James D. Reiter - Vice President, Operations                                      Frank M. Burke, Jr.

-------------------------------------------------------------------------------------------------------
Ronald D. Scoggins - Senior Vice President                                          Charles R. Cox

-------------------------------------------------------------------------------------------------------
Howard C. Wadsworth - Vice President, Treasurer and Secretary                        Hans Kessler

-------------------------------------------------------------------------------------------------------
Ronnie G. Wahl - Vice President, Transportation                                    James R. Whatley

-------------------------------------------------------------------------------------------------------
Fred T. Johnson - President of ST Services

-------------------------------------------------------------------------------------------------------
J. Mark Jones - Acquisition and Planning Manager

-------------------------------------------------------------------------------------------------------
Lee E. Childres - Vice President, Engineering

-------------------------------------------------------------------------------------------------------